Tag Events Corp.
and Deer International Group Limited
Pro Forma Combined Financial Statements
(unaudited)

Contents
Page

Pro Forma Combined Financial Statements:

Pro Forma Combined Balance Sheet
as of June 30, 2008 (unaudited)	F-1

Pro Forma Combined Statements of Operations
for the period ended June 30, 2008 (unaudited)	F-2

Pro Forma Combined Statements of Operations
for the period ended September 30, 2007 (unaudited)	F-3

Notes to Pro Forma Combined Financial Statements (unaudited)	F-4

Tag Events Corp.
and Deer International Group Limited
Pro Forma Combined Balance Sheet
June 30, 2008
(unaudited)

	Tag Events	Deer International	Pro forma		Pro forma
	Corp. (1)	Group Limited (2)	Adjustments		Combined
	(historical)	(historical)

ASSETS

CURRENT ASSETS
Cash	$13,085	$402,903		$-	$415,988
Restricted cash	-	603,757		-	603,757
Accounts receivable, net	-	4,894,652		-	4,894,652
Advances to suppliers	-	2,644,024		-	2,644,024
Other receivable	-	626,949		-	626,949
Due from shareholder	-	5,101,415		-	5,101,415
Inventory	-	6,300,160		-	6,300,160

TOTAL CURRENT ASSETS	13,085	20,573,860		-	20,586,945

FIXED ASSETS, NET	-	8,844,217		-	8,844,217
CONSTRUCTION IN PROGRESS	-	872,145		-	872,145
INTANGIBLE ASSETS, NET	-	406,616		-	406,616
OTHER ASSETS	-	48,502		-	48,502

TOTAL ASSETS	$13,085	$30,745,340		$-	$30,758,425

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$2,100	$6,044,312		$-	$6,046,412
Other payables	-	776,448		-	776,448
Unearned revenue	-	41,001		-	41,001
Accrued payroll	-	241,110		-	241,110
Short term loans	-	2,831,042		-	2,831,042
Due to shareholder	45,482	-		-	45,482
Advances from shareholder	-	260,633		-	260,633
Notes payable	-	3,333,303		-	3,333,303
Tax and welfare payable	-	872,389		-	872,389

TOTAL CURRENT LIABILITIES	47,582	14,400,238		-	14,447,820

STOCKHOLDERS' EQUITY					-
Common Stock	10,500	9,120,886	a	(9,108,786)	22,600
Additional paid in capital	20,500	228,137	b	(65,497)	9,291,926
			a	9,108,786
Development funds	-	436,877		-	436,877
Statutory reserve	-	873,755		-	873,755
Accumulated other comprehensive income (loss)	-	2,241,322		-	2,241,322
Retained Earnings (accumulated deficit)	(65,497)	3,444,125	b	65,497	3,444,125

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(34,497)	16,345,102		-	16,310,605

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$13,085	$30,745,340		$-	$30,758,425

(1) Source: unaudited financial statements of Tag Events Corp. as of June 30, 2008 included in Form 10Q
(2) Source: unaudited financial statements of Deer International Group Limited as of June 30, 2008 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

Tag Events Corp.
and Deer International Group Limited
Pro Forma Combined Statement of Operations
For the Period Ended June 30, 2008
(unaudited)

	Tag Events	Deer International
	Corp. (1)	Group Limited (2)
	For the Nine Months	For the Six Months	Pro forma	Pro forma
	Ended June 30, 2008	Ended June 30, 2008	Adjustments	Combined
	(historical)	(historical)

Net Revenue	$-	$20,502,927	$-	$20,502,927

Cost of Revenue	-	16,294,338	-	16,294,338

Gross Profit	-	4,208,589	-	4,208,589

Operating expenses:
Selling expenses	-	1,209,416	-	1,209,416
General and administrative expenses	20,866	1,239,502	-	1,260,368

Total operating expenses	20,866	2,448,918	-	2,469,784

Income (loss) from operations	(20,866)	1,759,671	-	1,738,805

Non-operating income (expense):
Financing costs	-	(46,435)	-	(46,435)
Interest income	-	6,855	-	6,855
Interest expense	(151)	(89,857)	-
Other income (expense)	-	76,221	-
Realized loss on trading securities	-	(34,388)	-	(34,388)
Foreign exchange gain (loss)	-	345,926	-	345,926

Total non-operating (expense) income	(151)	258,322	-	271,958

Income (loss) before provision for income taxes	(21,017)	2,017,993	-	1,996,976

Income tax	-	624,303	-	624,303

Net income (loss)	$(21,017)	$1,393,690	-	1,372,673

Earnings (loss) per common share	$(0.00)			$0.06

Weighted average shares outstanding	5,239,377			23,289,377

(1) Source: unaudited financial statements of Tag Events Corp. included in Form 10Q for the nine months ended June 30, 2008.
(2) Source: unaudited financial statements of Deer International Group Limited for the six months ended June 30, 2008 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

Tag Events Corp.
and Deer International Group Limited
Pro Forma Combined Statement of Operations
For the Period Ended September 30, 2007

	Tag Events	Deer International
	Corp. (1)	Group Limited (2)
	For the Year Ended	For the Year Ended	Pro forma	Pro forma
	September 30, 2007	December 31, 2007	Adjustments	Combined
	(historical)	(historical)

Net Revenue	$-	$33,476,259	$-	$33,476,259

Cost of Revenue	-	26,249,009	-	26,249,009

Gross Profit	-	7,227,250	-	7,227,250

Operating expenses:
Selling expenses	-	1,518,482	-	1,518,482
General and administrative expenses	42,855	1,788,025	-	1,830,880

Total operating expenses	42,855	3,306,507	-	3,349,362

Income (loss) from operations	(42,855)	3,920,743	-	3,877,888

Non-operating income (expense):
Financing costs	-	(194)	-	(194)
Interest income	-	18,524	-	18,524
Interest expense	(173)	(114,361)	-	(114,534)
Other income (expense)	-	64,698	-	64,698
Realized loss on trading securities	-	57,043	-	57,043
Foreign exchange gain (loss)	-	90,707	-	90,707

Total non-operating (expense) income	(173)	116,417	-	116,244

Income (loss) before provision for income taxes	(43,028)	4,037,160	-	3,994,132

Income tax	-	615,568	-	615,568

Net income (loss)	$(43,028)	$3,421,592	-	3,378,564

Earnings (loss) per common share	$(0.01)			$0.15

Weighted average shares outstanding	5,245,205			23,295,205

(1) Source: audited financial statements of Tag Events Corp. included in Form 10KSB.
(2) Source: audited financial statements of Deer International Group Limited. as of December 31, 2007 included elsewhere in this Form 8K.

See accompanying notes to pro forma combined financial statements

Tag Events Corp.
and Deer International Group Limited
Notes to Pro form Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Tag Events Corp. (“Tag”) and Deer International Group Limited (“Deer”) as if the acquisition of Deer by Tag occurred on June 30, 2008. The accompanying pro forma combined statement of operations presents the accounts of Tag and Deer for the year ended September 30, 2007 and for the nine months ended June 30, 2008 as if the acquisition occurred on October 1, 2006. For accounting purposes, the transaction is being accounted for as a recapitalization of Deer.

The following adjustments would be required if the acquisition occurred as indicated above:

a.	Recapitalization of Deer to account for issuance of an aggregate of 18,050,000 common shares of Tag to the shareholders of Deer;

b.	Eliminate pre-acquisition accumulated deficit of Tag.